United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 15, 2019

Date of Report (Date of earliest event reported)

Chardan Healthcare Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38762	82-3364020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17 State Street, 21st Floor New York, NY	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 465-9000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, and one Warrant	CHAC.U	NYSE American
Common stock, $0.0001 par value per share	CHAC	NYSE American
Warrants to purchase common stock	CHAC.WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously disclosed, on July 16, 2019, Chardan Healthcare Acquisition Corp. (“CHAC”), BiomX Ltd. (“BiomX”), and CHAC Merger Sub Ltd. (the “Merger Sub”), and Shareholder Representative Services LLC entered into a merger agreement pursuant to which Merger Sub will merge with and into BiomX (the “Business Combination”), with BiomX surviving as a wholly-owned subsidiary of CHAC.

On September 25, 2019, a purported shareholder of CHAC commenced a securities action in the United States District Court for the District of Delaware against CHAC and its directors, captioned Jordan Rosenblatt v. Chardan Healthcare Acquisition Corp., et al., No. 19 Civ. 1801 (D. Del.). The complaint (the “Complaint”) asserts claims under Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, challenging as allegedly materially false and misleading the disclosures CHAC made in its September 13, 2019 preliminary proxy statement issued in connection with the Business Combination. The Complaint seeks injunctive relief against the closing of the Business Combination pending additional disclosures, attorneys’ fees, and other relief.

While CHAC believes that the disclosures set forth in the (i) September 13, 2019 preliminary proxy statement and (ii) the definitive proxy statement filed on September 24, 2019 by CHAC in connection with the Business Combination (the “Proxy Statement”) comply fully with applicable law, in order to moot the plaintiff’s disclosure claims in the Complaint, to avoid nuisance, cost and distraction from litigation, and to preclude any efforts to delay the closing of the Business Combination, CHAC has determined to voluntarily supplement the Proxy Statement with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, CHAC specifically denies all allegations in the Complaint that any additional disclosure was or is required. CHAC believes the Complaint is without merit.

Supplement to Proxy Statement

Supplemental Disclosures to Proxy Statement

The following supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement. Underlined text shows text being added to a referenced disclosure in the Proxy Statement.

The following disclosure replaces the bullet point beginning “Between April 8, 2019 and June 14, 2019“on page 82 of the Proxy Statement:

Between April 8, 2019 and June 14, 2019, Messrs. Solomon and Oron and other members of the BiomX management and scientific advisory teams, along with Messrs. Grossman, Amusa, and Kaufman met in various combinations and confidentially in the United States and Europe with fund managers, including certain stockholders of CHAC. The nature of these discussion was to present details of BiomX’s technology and strategy and to discuss BiomX and the proposed business combination with CHAC in order to determine the potential level of market interest in a transaction between BiomX and CHAC and whether certain investors would maintain or increase their investments in CHAC given the proposed structure and valuation being negotiated. Negotiations continued in several areas including setting an initial minimum cash condition of between $50 million and $70 million. Discussions regarding the valuation range also continued. Feedback from the meetings with certain stockholders of CHAC and BiomX resulted in refinement of certain terms regarding the participation of current shareholders and the minimum cash condition including fixing the minimum cash and earnout at levels then under discussion.

The following disclosure replaces the paragraph under the heading Executive Officers and Director Compensation starting on page 198 of the Proxy Statement:

No executive officer has received any cash compensation for services rendered to us. No compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. However, such individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our Board of Directors and audit committee, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged. Other than the parties’ agreement that Dr. Amusa and Mr. Grossman will remain on the board of directors, for which they will receive no different compensation or reimbursement than any other directors, there have been no discussions regarding future directorships or employment of CHAC officers or directors.

The following disclosure replaces the paragraph under the heading Summary of CHAC Financial Analysis starting on page 86 of the Proxy Statement:

The following is a summary of the material financial analyses prepared and reviewed by CHAC in connection with the valuation of BiomX. The projections were prepared by management of CHAC based, in part, on certain information furnished by BiomX. The prospective financial information was not prepared with a view toward public disclosure nor was it prepared with a view toward compliance with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information, or GAAP. Neither the independent registered public accounting firms of CHAC and BiomX nor any other independent accountants have audited, reviewed, compiled, examined or performed any procedures with respect to the accompanying unaudited prospective financial information for the purpose of its inclusion herein, and accordingly, neither the independent registered public accounting firms of CHAC and BiomX nor any other independent accountants express an opinion or provide any form of assurance with respect thereto for the purpose of this proxy statement. Due to inherent uncertainties in financial projections of any kind, stockholders are cautioned not to place undue reliance, if any, on the projections. The summary set forth below does not purport to be a complete description of the financial analyses performed or factors considered by us nor does the order of the financial analyses described represent the relative importance or weight given to those financial analyses by the Board of Directors. We may have deemed various assumptions more or less probable than other assumptions, so the reference ranges resulting from any particular portion of the analyses summarized below should not be taken to be our view of the actual value of BiomX. Some of the summaries of the financial analyses set forth below include information presented in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses performed by us. Considering the data in the tables below without considering all financial analyses or factors or the full narrative description of such analyses or factors, including the methodologies and assumptions underlying such analyses or factors, could create a misleading or incomplete view of the processes underlying our financial analyses and our Board of Directors’ recommendation.

The following disclosure replaces the last paragraph beginning on page 89 of the Proxy Statement:

In conducting discounted cash flow analyses across the cases presented, CHAC calculated ranges of BiomX equity per share values by calculating, using the mid-year convention, present values as of June 30, 2019 using WACCs ranging from 13.4% to 15.4%. CHAC derived the foregoing range of discount rates utilizing the capital asset pricing model, assuming a risk-free rate of 1.9% based on 20-year U.S. government bond yields as of August 21, 2019 and based on certain financial metrics, including betas for selected companies. CHAC additionally considered or generated (a) risk-adjusted sales estimates for BiomX’s products in acne-prone skin, IBD, PSC, and colorectal cancer, (b) a full income statement, a full cash flow statement, and a full balance sheet, (c) BiomX’s estimated net cash balance as of June 30, 2019 of approximately $40 million, based on the internal data provided by BiomX management, (c) an assumed $70 million equity financing in 2019 at $10 per share net proceeds to support the development of products in acne-prone skin, IBD, PSC, and colorectal cancer. CHAC divided the BiomX enterprise value by the pro forma fully diluted BiomX shares as at the estimated close of the Business Combination to derive equity value per share ranges listed below.

The following disclosure replaces the footnote “(1)” to the table “Current Directors and Executive Officers” on page 193 of the Proxy Statement:

On September 9, 2019, Elliot Gnedy resigned as a member of the Board of Directors. Mr. Gnedy became an employee of an affiliate of CHAC and, while he was still eligible to serve on the board of directors, the company determined he could no longer be considered “independent” under NYSE American Stock Exchange’s listing standards, and he decided to resign. Mr. Gnedy’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

IMPORTANT DISCLOSURES

Participants in the Solicitation

BiomX Ltd. (“BiomX”), Chardan Healthcare Acquisition Corp. (“CHAC”), and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of CHAC common stock in respect of the proposed transaction described herein. Information about CHAC’s directors and executive officers and their ownership of CHAC’s common stock is set forth in CHAC’s Prospectus dated December 14, 2018 and CHAC’s proxy statement on Schedule 14A filed on September 24, 2019 with the Securities and Exchange Commission (the “SEC”), as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated below.

Additional Information and Where To Find It

In connection with the transaction described herein, CHAC has filed relevant materials with the SEC, including a proxy statement on Schedule 14A. CHAC mailed the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF CHAC ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT CHAC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CHAC, BIOMX AND THE TRANSACTION. The definitive proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by CHAC with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to Chardan Healthcare Acquisition Corp., 17 State Street, 21st Floor, New York, NY 10004.

Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference herein (this “Current Report”) contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Current Report regarding the proposed transactions contemplated by the merger agreement (the “Merger Agreement”) among CHAC, CHAC Merger Sub Ltd. and BiomX (the “Merger”), including the anticipated initial enterprise value and post-closing equity value, the benefits of the Merger, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the Merger. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on CHAC and BiomX managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against CHAC, the combined company, or others following the announcement of the Merger and the Merger Agreement; (3) the inability to complete the Merger due to the failure to obtain approval of CHAC’s stockholders or to satisfy other conditions to closing in the Merger Agreement; (4) changes to the proposed structure of the Merger that may be required or appropriate as a result of applicable laws; (5) the ability to meet NYSE American listing standards following the consummation of the Merger; (6) the risk that the Merger disrupts current plans and operations of BiomX as a result of the announcement and consummation of the Merger; (7) the ability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with third parties and partners, obtain adequate supply of raw materials and retain its management and key employees; (8) costs related to the Merger; (9) changes in applicable laws or regulations; (10) the possibility that BiomX or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (11) BiomX estimates of expenses; (12) the impact of foreign currency exchange rates and interest rates fluctuations on the results of BiomX or the combined company; and (13) other risks and uncertainties indicated in the proxy statement of CHAC filed by CHAC with the SEC in connection with the Merger, including those under “Risk Factors” therein, and other documents filed or to be filed from time to time with the SEC by CHAC.

A further list and description of risks and uncertainties can be found in CHAC’s Prospectus dated December 14, 2018 filed with the SEC and in the proxy statement on Schedule 14A that was filed with the SEC by CHAC on September 24, 2019 in connection with the proposed transaction, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Any forward-looking statement made by us in this Current Report is based only on information currently available to CHAC and BiomX and speaks only as of the date on which it is made. CHAC and BiomX undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARDAN HEALTHCARE ACQUISITION CORP.

Dated October 15, 2019	By:	/s/ Jonas Grossman
	Name:	Jonas Grossman
	Title:	President and Chief Executive Officer

5